Exhibit 99.1 (a)

AVNET, INC.
TERM SHEET FOR 2006 STOCK COMPENSATION PLAN

NONQUALIFIED STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to Participant named below the nonqualified stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”), that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) and the Standard Terms and Conditions (the “Standard Terms and Conditions”) promulgated under such Plan, each as amended from time to time. This Option is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share: $

Expiration Date:

Vesting Schedule:

This Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan and the Standard Terms and Conditions.

AVNET, INC.

Participant’s Printed Name Participant Signature

By

Title:	Address (please print):

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
EMPLOYEE NONQUALIFIED STOCK OPTIONS

These Standard Terms and Conditions apply to any Options granted under the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) that are identified as nonqualified stock options and are evidenced by a Term Sheet or an action of the Committee that specifically refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

AVNET, INC. (the “Company”) has granted to the Participant named in the Term Sheet provided to said Participant herewith (the “Term Sheet”) a nonqualified stock option (the “Option”) to purchase up to the number of shares of the Company’s common stock (the “Stock”), set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions (as amended from time to time), and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, any reference to the Company shall include a reference to any Subsidiary.

2.	NON-QUALIFIED STOCK OPTION

The Option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and will be interpreted accordingly.

3.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date (the “Grant Date”) set forth in the Term Sheet. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable to the extent it becomes vested, as described in the Term Sheet, to purchase up to that number of shares of Stock as set forth in the Term Sheet provided that (except as set forth in Section 4 below) Participant remains employed with the Company and does not experience a termination of employment. The vesting period and/or exercisability of an Option may be adjusted by the Committee to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Committee may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), Participant shall deliver to the Company a “Notice of Exercise” on a form specified by the Committee, specifying the number of whole  shares of Stock Participant wishes to purchase and how Participant’s shares of Stock should be registered (in Participant’s name only, in Participant’s and Participant’s spouse’s names as community property or as joint tenants with right of survivorship, or a trust in which Participant owns more than 50% of the voting interests).

The exercise price (the “Exercise Price”) of the Option is set forth in the Term Sheet. The Company shall not be obligated to issue any shares of Stock until Participant shall have paid the total Exercise Price for that number of shares of Stock. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as permitted by the Committee.

Fractional shares may not be exercised. Shares of Stock will be issued as soon as practical after exercise.

Notwithstanding the above, the Company shall not be obligated to deliver any shares of Stock during any period if either (a) the Participant has not satisfied any applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which the Company’s Stock is otherwise listed, or (d) the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws, and the Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of the Company by virtue of this Standard Terms and Conditions or the Term Sheet (or the Award evidenced thereby) until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

4.	EXPIRATION OF OPTION

Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	In the event that the Participant shall cease to be employed by the Company prior to a Change in Control for any reason other than death, disability, Retirement, or other reasons determined by the Committee in its sole discretion, the Option evidenced hereby shall immediately expire and cease to be exercisable.

B.	In the event that the Participant shall cease to be employed by the Company as a result of Retirement (as defined below), the Option evidenced hereby shall continue to vest as set forth in the Term Sheet and this Standard Terms and Conditions and shall remain exercisable for five years after the date of the Participant’s cessation of employment, but in no event later than the Expiration Date (unless such Option shall sooner be surrendered for termination or expire), and only by the Participant or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution. At the end of such period, the Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable. For purposes hereof, a qualifying “Retirement” shall have occurred if at the time of cessation of employment (a) the employee is at least age 55 and has at least five years of service with the Company, (b) the combination of the employee’s age plus years of service equals at least 65, and (c) the employee has signed a two-year non competition agreement in a form acceptable to the Company.

C.	In the event that the Participant shall cease to be employed by the Company as a result of disability (as determined by the Committee in its sole discretion), the Option shall remain exercisable for three months after the date of such cessation of employment, but in no event later than the Expiration Date (unless such Option shall sooner be surrendered for termination or expire), and only (a) by the Participant or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option was exercisable by the Participant at such date of cessation of employment. At the end of such period, the Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable.

D.	In the event of the death of the Participant either while in the employ of the Company or within five (5) years after Retirement from the employ of the Company (as defined above), the Option shall become exercisable (unless such Option shall sooner be surrendered or expire) for one year after the date of death of the Participant; provided, however, that the Option must be exercised no later than the Expiration Date, and only (a) by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that the Option shall have been exercisable by the Participant at the date of death. At the end of such period, such Option (unless it shall sooner have been surrendered or have expired) shall terminate and cease to be exercisable.

E.	Notwithstanding any other provision of these Standard Terms and Conditions to the contrary, in the event of a Change in Control (as defined in the Plan), the Option evidenced hereby shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired),

F.	The Committee may, in the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), accelerate exercisability of the Option evidenced hereby if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option evidenced hereby shall be (and shall continue thereafter to be) exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

G.	Upon the forfeiture, cancellation, or expiration of this Option, any shares of Stock issuable under this Option that have not been exercised shall again be available for issuance or Award under the Plan.

5.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.	INCOME TAXES

To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or disposition of shares issued as a result of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Committee, in its sole discretion, may permit Participant to satisfy all or part of such tax obligation through withholding of the number of shares of Stock otherwise issuable to Participant; by the Participant transferring to the Company nonrestricted shares of Stock previously owned by the Participant; and/or by permitting Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale.

7.	NON-TRANSFERABILITY OF OPTION

The Option granted hereunder shall be exercisable during Participant’s lifetime only by Participant and may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution or by a qualified domestic relations order; or (ii) certain transfers described in the Plan that are made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve.

8.	THE PLAN AND OTHER AGREEMENTS

In addition to these Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

The Term Sheet, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

9.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions except as to such shares of Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Term Sheet, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason. Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be considered “compensation” for purposes of any Company employee benefit plan, unless such plan expressly so provides otherwise.

10.	GENERAL

In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

Neither the Plan nor these Standard Terms and Conditions shall confer upon the Participant any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the Participant’s right, or the Company’s right, to terminate the Participant’s employment at any time.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus and a copy of the Company’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan and these Standard Terms and Conditions shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

Exhibit 99.1 (b)

AVNET, INC.
TERM SHEET FOR 2006 STOCK COMPENSATION PLAN

INCENTIVE STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to Participant named below the incentive stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”), that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) and the Standard Terms and Conditions (the “Standard Terms and Conditions”) promulgated under such Plan, each as amended from time to time. This Option is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share: $

Expiration Date:

Vesting Schedule:

This Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, to the extent specified in the Standard Terms and Conditions. By accepting this Term Sheet, Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan and the Standard Terms and Conditions.

AVNET, INC.	—
By:	Participant's Printed Name

Title:	Participant Signature

Address: (please print)

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
EMPLOYEE INCENTIVE STOCK OPTIONS

These Standard Terms and Conditions apply to any Options granted under the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) that are identified as incentive stock options and are evidenced by a Term Sheet or an action of the Committee that specifically refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

AVNET, INC. (the “Company”) has granted to the Participant named in the Term Sheet provided to said Participant herewith (the “Term Sheet”) an incentive stock option (the “Option”) to purchase up to the number of shares of the Company’s common stock (the “Stock”), set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions (as amended from time to time), and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, any reference to the Company shall include a reference to any Subsidiary.

2.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date (the “Grant Date”) set forth in the Term Sheet. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable to the extent it becomes vested, to purchase up to that number of shares of Stock as set forth in the Term Sheet provided that (except as set forth in Section 3 below) Participant remains employed with the Company and does not experience a termination of employment. The vesting period and/or exercisability of an Option may be adjusted by the Committee to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Committee may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), Participant shall deliver to the Company a “Notice of Exercise” on a form specified by the Committee, specifying the number of whole  shares of Stock Participant wishes to purchase and how Participant’s shares of Stock should be registered (in Participant’s name only, in Participant’s and Participant’s spouse’s names as community property or as joint tenants with right of survivorship, or a trust in which Participant owns more than 50% of the voting interests).

The exercise price (the “Exercise Price”) of the Option is set forth in the Term Sheet. The Company shall not be obligated to issue any shares of Stock until Participant shall have paid the total Exercise Price for that number of shares of Stock. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as permitted by the Committee.

Fractional shares may not be exercised. Shares of Stock will be issued as soon as practical after exercise.

Notwithstanding the above, the Company shall not be obligated to deliver any shares of Stock during any period if either (a) the Stock is not properly registered or subject to an applicable exemption therefrom, (b) the Stock is not listed on the stock exchanges on which the Company’s Stock is otherwise listed, or (c) the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws, and the Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. Participant shall not acquire or have any rights as a shareholder of the Company by virtue of this Standard Terms and Conditions or the Term Sheet (or the Award evidenced thereby) until certificates representing shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

3.	EXPIRATION OF OPTION

Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	In the event that the Participant shall cease to be employed by the Company prior to a Change in Control for any reason other than death, disability, Retirement, or other reasons determined by the Committee in its sole discretion, the Option evidenced hereby shall immediately expire and cease to be exercisable.

B.	In the event that the Participant shall cease to be employed by the Company as a result of Retirement (as defined below), the Option evidenced hereby shall continue to vest as set forth in the Term Sheet and this Standard Terms and Conditions and shall remain exercisable for five years after the date of the Participant’s cessation of employment, but in no event later than the Expiration Date (unless such Option shall sooner be surrendered for termination or expire), and only by the Participant or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution. At the end of such period, the Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable. Participant acknowledges that the Option shall generally cease to be an incentive stock option three (3) months after Retirement and shall thereafter be a nonqualified stock option. For purposes hereof, a qualifying “Retirement” shall have occurred if at the time of cessation of employment (a) the employee is at least age 55 and has at least five years of service with the Company, (b) the combination of the employee’s age plus years of service equals at least 65, and (c) the employee has signed a two-year non competition agreement in a form acceptable to the Company.

C.	In the event that the Participant shall cease to be employed by the Company as a result of disability (as determined by the Committee in its sole discretion), the Option shall remain exercisable for three months after the date of such cessation of employment, but in no event later than the Expiration Date (unless such Option shall sooner be surrendered for termination or expire), and only (a) by the Participant or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option was exercisable by the Participant at such date of cessation of employment. At the end of such period, the Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable.

D.	In the event of the death of the Participant either while in the employ of the Company or within five (5) years after Retirement from the employ of the Company (as defined above), the Option shall become exercisable (unless such Option shall sooner be surrendered or expire) for one year after the date of death of the Participant; provided, however, that the Option must be exercised no later than the Expiration Date, and only (a) by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that the Option shall have been exercisable by the Participant at the date of death. At the end of such period, such Option (unless it shall sooner have been surrendered or have expired) shall terminate and cease to be exercisable.

E.	Notwithstanding any other provision of these Standard Terms and Conditions to the contrary, in the event of a Change in Control (as defined in the Plan), the Option evidenced hereby shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired),

F.	The Committee may, in the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), accelerate exercisability of the Option evidenced hereby if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option evidenced hereby shall be (and shall continue thereafter to be) exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

G.	Upon the forfeiture, cancellation, or expiration of the Option, any shares of Stock issuable under this Option that have not been exercised shall again be available for issuance or Award under the Plan.

4.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	INCOME TAXES

To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or disposition of shares issued as a result of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.

The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be interpreted accordingly. Section 422 of the Code provides, among other things, that the Participant shall not be taxed upon the exercise of a stock option that qualifies as an incentive stock option provided the Participant does not dispose of the shares of Stock acquired upon exercise of such option until the later of two years after such option is granted to the Participant and one year after such option is exercised. Notwithstanding anything to the contrary herein, Section 422 of the Code provides that incentive stock options (including, possibly, the Option) shall not be treated as incentive stock options if and to the extent that the aggregate fair market value of shares of Stock (determined as of the time of grant) with respect to which such incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, taking options into account in the order in which they were granted. Thus, if and to the extent that any shares of Stock issued under a portion of the Option exceeds the foregoing $100,000 limitation, such shares shall not be treated as issued under an incentive stock option pursuant to Section 422 of the Code.

6.	NON-TRANSFERABILITY OF OPTION

The Option granted hereunder shall be exercisable during Participant’s lifetime solely by Participant and may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated, except by testamentary disposition by the Participant or the laws of descent and distribution.

7.	THE PLAN AND OTHER AGREEMENTS

In addition to these Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

The Term Sheet, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions except as to such shares of Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Term Sheet, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason. Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be considered “compensation” for purposes of any Company employee benefit plan, unless such plan expressly so provides otherwise.

9.	GENERAL

In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

Neither the Plan nor these Standard Terms and Conditions shall confer upon the Participant any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the Participant’s right, or the Company’s right, to terminate the Participant’s employment at any time.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus and a copy of the Company’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan and these Standard Terms and Conditions shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

Exhibit 99.1 (c)

AVNET, INC.

2006 STOCK COMPENSATION PLAN

PERFORMANCE STOCK UNITS

Avnet, Inc. (the “Company”), hereby grants to the Participant named below an award of restricted stock units (the “Performance Stock Units” or “PSUs”) covering the number of shares of its common stock (the “Stock”), as specified below, upon the terms and conditions set forth in the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) and these Standard Terms and Conditions (the “Standard Terms and Conditions”).

Name of Participant:

Grant Date:

Number of Shares of Stock covered by PSUs:

Vesting Schedule:

The Performance Stock Units are subject to vesting upon the achievement of performance goals set forth in these Standard Terms and Conditions.

By accepting this award, the Participant acknowledges that he or she has received and read, and agrees that these Performance Stock Units shall be subject to, the terms of the Plan and these Standard Terms and Conditions.

AVNET, INC.

By:

Title:

AVNET, INC.
2006 STOCK COMPENSATION PLAN

STANDARD TERMS AND CONDITIONS FOR
PERFORMANCE STOCK UNITS

FISCAL 2007 – 2009 PERFORMANCE PERIOD

These Standard Terms and Conditions apply to any Performance Stock Units granted under the Avnet, Inc. 2006 Stock Compensation Plan (the “Plan”) for the Fiscal 2007 – 2009 Performance Period (as defined below) that are identified as performance stock units and are evidenced by an action of the Committee.

1.	TERMS OF PERFORMANCE STOCK UNITS

Avnet, Inc. (the “Company”), has granted to the Participant restricted stock units (the “Performance Stock Units” or “PSUs”) covering the number of shares of its common stock (the “Stock”) as set forth on the cover page hereto, subject to the conditions set forth in these Standard Terms and Conditions and the Plan.

2.	VESTING AND PERFORMANCE

The PSUs shall vest based on a 3-year cumulative performance cycle, beginning as of July 2, 2006 and ending on June 27, 2009 – Fiscal 2007 thru 2009 — (the “Performance Period”). The vesting of the Performance Stock Units shall be subject to the Company achieving by the end of the Performance Period both Absolute Economic Profit (“EP”) Improvement and Relative EP Improvement (each as defined herein and as determined by the Committee) equal to at least the Threshold levels set forth below. The “Absolute EP Improvement” means the cumulative increase in the Company’s economic profit during the Performance Period Fiscal 2007 thru 2009) as compared with the cumulative EP over the prior three-year period (Fiscal 2004 thru 2006.) The “Relative EP Improvement” means the cumulative increase in the Company’s economic profit during the Performance Period over the prior three-year period as compared with the cumulative increase during the Performance Period in the economic profit of an index of peer companies consisting of the corporations listed on Exhibit A hereto, adjusted for size, and expressed as the percentage by which the Company’s economic profit increase exceeds or is exceeded by that of the index.

For purposes hereof, “economic profit” means operating income after tax less a capital charge on the amount of capital invested in the business. For purposes hereof, “operating income” excludes certain items as determined by the Committee such as restructuring charges, asset writedowns, impairments, financial impacts of accounting, tax or regulatory rule changes, etc.

Subject to the forgoing, and provided that the Participant has remained continuously employed by or in the service of the Company from the Grant Date through the last day of the Performance Period, the number of PSUs that will vest based on the Company’s level of achievement with respect to the Absolute and Relative EP Improvement goals set forth above, which vesting shall occur as of the last day of the Performance Period (the “Vest Date”), shall be determined in accordance with the following matrix:

Percentage of Performance Stock Units Vesting
3-year Size Adjusted
Cumulative EP
Improvement	Maximum:
(Relative)	>= + %	%	%	%	%

Target:
	% to %	%	%	%	%

Threshold:
	%	%	%	%	%

Below Threshold:
	< %	%	%	%	%

		Below Threshold:	Threshold:	Target:	Maximum:
		<$	$	$	$>=$

3-year Cumulative EP Improvement (Absolute)

In the event that the Company’s actual Absolute and/or Relative EP Improvement is between the achievement levels set forth in the table above, the percentage vesting shall be determined by interpolation.

Following the end of the Performance Period and the collection of relevant data necessary to determine the extent to which the performance goals set forth in this Paragraph 2 have been satisfied, the Committee will determine: (a) the amount of Absolute EP Improvement and Relative EP Improvement that was achieved by the Company over the Performance Period; and (b) the percentage of the Performance Stock Units that vested as of the last day of the Performance Period. The Committee shall make these determinations in its sole discretion. The level of achievement of Absolute EP Improvement and Relative EP Improvement shall be evidenced by the Committee’s written certification, in accordance with Code Section 162(m). For the avoidance of doubt, except as expressly provided otherwise in Paragraphs 4 through 6 herein below, any Performance Stock Units that do not vest in accordance with the forgoing on the Vest Date shall expire without consideration on the Vest Date.

Upon the vesting of all or a portion of the PSUs, one share of Stock shall be issuable for each Performance Stock Unit that vests on the Vest Date (the “PSU Shares”). Thereafter, the Company will transfer such PSU Shares to the Participant upon the Committee’s written certification as set forth in this Paragraph 2 and the satisfaction of any required tax withholding obligations, securities law registration or other requirements, and applicable stock exchange listing. No fractional shares shall be issued with respect to vesting of Performance Stock Units. The Participant shall not acquire or have any rights as a shareholder of the Company by virtue of these Standard Terms and Conditions (or the Award evidenced hereby) until the shares of Stock issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE

Except as provided below in the case of death, disability, retirement, or change in control, in the event that the Participant shall cease to be employed by or in the service of the Company for any reason before the Performance Stock Units have fully vested pursuant to Paragraph 2, Participant shall immediately forfeit all of the Performance Stock Units.

4.	DEATH OR DISABILITY OF PARTICIPANT

If Participant’s employment or service with the Company is terminated by reason of the Participant’s death or disability (as determined by the Committee in its sole discretion), the Participant shall vest (on the Vest Date) in a pro-rata share of the PSUs equal to the number of PSUs that would have become vested had Participant remained continuously employed by the Company through the end of the Performance Period, multiplied by a fraction, the numerator of which is the number of full calendar quarters completed as of the date of death or disability, and the denominator of which is 12. One share of Stock shall be issued for each vested PSU following the end of the Performance Period in accordance with Paragraph 2 above, and any non-vested PSU shall be forfeited.

5.	RETIREMENT

If Participant’s employment or service with the Company is terminated by reason of Retirement (as defined herein), the Participant shall vest (on the Vest Date) in the PSUs equal to the number of PSUs that would have become vested had Participant remained continuously employed by the Company through the end of the Performance Period. For purposes hereof, a qualifying “Retirement” shall have occurred if at the time of cessation of employment all of the following conditions are satisfied: (a) Participant is at least age 55 and has at least five years of service with the Company, (b) the combination of Participant’s age plus years of service equals at least 65, and (c) Participant has signed a non-competition agreement in a form acceptable to the Company in the period of time from Retirement through the normal vesting period for each award, or two years, whichever is greater. One share of Stock shall be issued for each vested PSU in accordance with Paragraph 2 above, and any non-vested PSU shall be forfeited.

6.	CHANGE IN CONTROL

Notwithstanding any other provision of these Standard Terms and Conditions to the contrary, in the event of a Change in Control (as defined in the Plan), all restrictions on the Performance Stock Units shall lapse, the Performance Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Performance Stock Unit in accordance with Paragraph 2 above.

7.	INCOME TAXES

Participant acknowledges that the delivery of unrestricted shares of Stock following vesting of a Performance Stock Unit may give rise to a withholding tax liability, and that no shares of Stock are issuable hereunder until such withholding obligation is satisfied in full. The Participant agrees to remit to the Company the amount of any taxes required to be withheld. The Committee, in its sole discretion, may permit Participant to satisfy all or part of such tax obligation through withholding of the number of shares of Stock otherwise issuable to the Participant, with the amount of the withholding to be credited based on the current Fair Market Value of the Stock.

8.	THE PLAN

In addition to these Terms and Conditions, the Performance Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. In the event of a conflict between the terms of these Standard Terms and Conditions and the Plan, the Plan shall control. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

These Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Performance Stock Units. Any prior agreements, commitments or negotiations concerning the Performance Stock Units are superseded.

9.	RESTRICTIONS ON RESALES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the Performance Stock Units, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders of awards granted under the Plan and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	NO ASSIGNMENT

Performance Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the Performance Stock Units have vested and the corresponding shares of Stock have been issued, except as specifically provided in the Plan.

11.	MISCELLANEOUS

In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns. The Participant acknowledges that a copy of the Plan, the Plan prospectus and a copy of the Company’s most recent annual report to its shareholders has been delivered to the Participant.

Neither the Plan nor these Standard Terms and Conditions shall confer upon the Participant any right with respect to continuance of employment by the Company and/or service on the Company’s Board of Directors, nor shall it interfere in any way with the Participant’s right, or the Company’s right, to terminate the Participant’s employment or service at any time.

Neither this Award nor any Stock issuable hereunder shall be considered “compensation” for purposes of any Company employee benefit plan, unless such plan expressly so provides otherwise.

The Plan and these Standard Terms and Conditions shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion. It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate to the administration of the Plan and these Standard Terms and Conditions, all of which shall be binding upon the Participant to the maximum extent permitted by the Plan.

EXHIBIT A

Exhibit 99.1 (d)

To:

From:

Date:

Re: Long-Term Incentive Plan – Incentive Stock

Attached please find information related to the issuance of shares of Avnet, Inc. Common Stock to which you are entitled pursuant to Avnet’s Incentive Stock Program. Shares issued under the Program (the “Shares”) are governed by the terms and conditions in Avnet’s 2006 Stock Compensation Plan.

Under the Incentive Stock Program, the Shares are deliverable in five (5) annual installments commencing in January      . You will receive in each January a letter confirming the delivery of your award. Your entitlement to receiving the annual delivery is subject, with some limited exceptions, to your being continuously employed by Avnet through each delivery date.

In most tax jurisdictions, you will have the obligation to pay income taxes on the value of these shares at the time they are delivered to you in each January and not when they are awarded. Generally, the value of the shares will be the number of shares received in each January times the fair market value on the January issuance date (the “FMV”). Also, in the U.S., appropriate withholding taxes on the income earned will be accomplished by withholding the number of Shares issuable to you with an aggregate value (based on the FMV) equal to the amount of the withholding taxes. For participants residing in other countries, you will be subject to the laws of the appropriate taxing jurisdiction, which in most cases results in taxable income equal to the value of the shares received as noted above. Should you have any questions concerning the taxability of these shares, please call the Tax Department at the Corporate office in Phoenix.